                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [   ]

Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive Proxy Statement
[X]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Section 240.14a-12

                         MORTON'S RESTAURANT GROUP, INC.
 ------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
 ------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

            --------------------------------------------------------------------

      (2)   Aggregate number of securities to which transaction applies:

            --------------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)   Proposed maximum aggregate value of transaction:

            --------------------------------------------------------------------

      (5)   Total fee paid:
                             ---------------------------------------------------

[  ]  Fee paid previously with preliminary materials.
[  ]  Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:
                                     -------------------------------------------

      (2)   Form, Schedule or Registration Statement No.:
                                                           ---------------------

      (3)   Filing Party:
                           -----------------------------------------------------

      (4)   Date Filed:
                         -------------------------------------------------------

      From: KEKST AND COMPANY       June 18, 2002
            Lissa Perlman
            David Lilly
            437 Madison Avenue
            New York, NY  10022-7001
            (212) 521-4800

      For:  MORTON'S RESTAURANT GROUP, INC.           FOR IMMEDIATE RELEASE
            3333 New Hyde Park Road
            New Hyde Park, NY  11042
            (516) 627-1515
            www.mortons.com

      Contact: THOMAS J. BALDWIN, EXECUTIVE VICE PRESIDENT, CHIEF FINANCIAL OFFICER, MORTON'S RESTAURANT GROUP, INC.


      MORTON'S RESTAURANT GROUP COMMENTS ON ICAHN LETTER.

      New Hyde Park, NY.... Morton's Restaurant Group, Inc. (NYSE:MRG) today announced that it has received a merger agreement signed by High
      River Limited Partnership, an affiliate of Carl Icahn, increasing its offer price for Morton's to $15.00 per share and removing the closing condition that would have otherwise required Morton's to achieve a minimum level of earnings. Morton's stated that the merger agreement has been referred to the Special Committee of the Board of Directors and its advisors for evaluation.


                                     # # # #